EXHIBIT 10.1

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of October 15, 2008, by and among Balqon Corporation, a California corporation, with its principal office at 1701 E. Edinger, Unit E-3, Santa Ana, California, 92705 (“Balqon”), BMR Solutions, Inc., a Nevada corporation, with its principal office at 1184 Rutland Road, Suite 2, Newport Beach, CA 92660 (“BMR”), and Balqon Acquisition Corp., a newly-formed wholly-owned subsidiary of BMR (“Acquisition Sub”).

R E C I T A L S

A.           Balqon, BMR and Acquisition Sub entered into that certain Agreement and Plan of Merger dated September 15, 2008 (the “Merger Agreement”).

B.           Balqon, BMR and Acquisition Sub now desire to amend a certain provision of the Merger Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the parties hereto agree as follows:

1.      Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement.

2.      Amendment.  Section 14(a)(iii) of the Merger Agreement is hereby amended by deleting the reference to October 15, 2008 and replacing it with October 24, 2008.

3.      Miscellaneous.  Except as modified and amended pursuant to this Amendment, the Merger Agreement shall remain in full force and effect.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Agreement and Plan of Merger as of the date first above written.

BMR SOLUTIONS, INC.

By:	/s/ K. John Shukur
Name: K. John Shukur Title: President

BALQON ACQUISITION CORP.

By:	/s/ K. John Shukur
Name: K. John Shukur Title: President

BALQON CORPORATION

By:	/s/ Balwinder Samra
Name: Balwinder Samra Title: President